Exhibit 99.8

                        Pinnacle West Capital Corporation
                   Quarterly Consolidated Statistical Summary
                                Glossary of Terms


Arizona Job Growth                      Percentage growth over the prior year in
                                        total non-farm payroll employment for
                                        the state of Arizona, non-seasonally
                                        adjusted.

Building Permits - Metro Phoenix        The number of residential dwellings
                                        permitted to be built by authorized
                                        agencies in Maricopa County, Arizona.
                                        Single-family refers to detached
                                        buildings intended to be occupied by one family each. Multi-family permits represent the number of units authorized to be built in condominium, townhouse and apartment complexes.

Capacity Factor                         The ratio of the average operating load
                                        of an electric power generating unit for a period of time to the capacity rating of the unit during that period.

Change in Mark-To-Market Gains          The gross margin related to the change
(Losses) For Future-Period              in mark-to-market value in the current
Deliveries                              period of transactions which have been
                                        entered into during the current period
                                        or prior periods for which the
                                        commodities are scheduled for delivery
                                        in a future period.

Current Period Effects                  The net effect of the total revenue or
                                        gross margins realized on delivery of
                                        commodities in the period being
                                        measured, and the amount of prior-period mark-to-market (gains) losses on contracts delivered during period. The net effect of transferring prior-period mark-to-market to realized does not affect total revenues, gross margin or earnings.

Degree-Days -- Cooling                  A measure of temperatures designed to
                                        indicate the amount of electricity
                                        demand for cooling purposes. Cooling
                                        degree-days are calculated by summing
                                        the difference between each day's actual average temperature and a base temperature of 65(degree)F for the month. Average temperatures less than the base temperature are ignored.

Degree-Days -- Heating                  A measure of temperatures designed to
                                        indicate the amount of electricity
                                        demand for heating purposes. Heating
                                        degree-days are calculated by summing
                                        the difference between each day's actual
                                        average temperature and a base
                                        temperature of 65(degree)F for the
                                        month. Average temperatures greater than
                                        the base temperature are ignored.
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Electricity Marketing and Trading       All wholesale sales of electricity not
- Delivered                             accounted for in sales under traditional
                                        contracts or retail load hedge
                                        management. These sales are made to
                                        other electric companies, power
                                        marketers, or public entities for the
                                        purpose of resale. Measured in
                                        gigawatt-hours.

Electricity Spot Prices -- Palo Verde   Electricity average daily spot prices at
- Off-Peak                              Palo Verde substation during off-peak
                                        hours. It measures electric prices at
                                        the producer level and is the result of
                                        real time prices used for benchmarking,
                                        price comparisons, and establishing
                                        price contracts. Measured in dollars per megawatt-hour.

Electricity Spot Prices -- Palo Verde   Electricity average daily spot prices at
- On-Peak                               Palo Verde substation during on-peak
                                        hours. It measures electric prices at
                                        the producer level and is the result of
                                        real time prices used for benchmarking,
                                        price comparisons, and establishing
                                        price contracts. Measured in dollars per megawatt-hour.

Electricity Spot Prices -- SP15         Electricity average daily spot prices at
- Off-Peak                              SP15, a region of California
                                        substations, during off-peak hours. It
                                        measures electric prices at the producer level and is the result of real time prices used for benchmarking, price comparisons, and establishing price contracts. Measured in dollars per megawatt-hour.

Electricity Spot Prices -- SP15         Electricity average daily spot prices at
- On-Peak                               SP15, a region of California
                                        substations, during on-peak hours. It
                                        measures electric prices at the producer level and is the result of real time prices used for benchmarking, price comparisons, and establishing price contracts. Measured in dollars per megawatt-hour.

Generation Capacity Out of Service      Total capacity required and economic,
and Replaced for Native Load            yet unavailable for retail customers and
                                        traditional wholesale contracts due to
                                        scheduled or unscheduled outages.
                                        Measured in megawatts per day.

Generation Sales Other Than Native      Sales of electricity from generation
Load                                    owned by the company that is over and
                                        above the amount required to serve
                                        retail customers and traditional
                                        wholesale contracts.

Generation Production -- Coal           Amount of net energy produced by
                                        coal-fueled generators. Measured in
                                        gigawatt-hours.
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Generation Production                   Amount of net energy predominately
-- Gas/Oil/Other                        produced by natural gas and oil-fueled
                                        generators. A small amount of energy
                                        from hydroelectric and solar power
                                        plants is also included. Measured in
                                        gigawatt-hours.

Generation Production -- Nuclear        Amount of net energy produced by
                                        nuclear-fueled generators. Measured in
                                        gigawatt-hours.

Gigawatt-hour (GWH)                     A unit of energy equivalent to 1,000
                                        megawatt-hours or 1,000,000
                                        kilowatt-hours.

Marketing and Trading Gross Margin      Revenues from marketing and trading
- Pretax                                activities (other than retail sales,
                                        traditional wholesale sales and retail
                                        load hedge management) less the costs of the related commodities, with mark-to-market gains or losses, before income taxes.

Marketing and Trading Gross Margin      Marketing and trading gross margin,
by Commodity -- Pretax                  before income taxes, for generation
                                        sales other than native load and for
                                        sales and purchases of electricity and
                                        other commodities by the company in the
                                        wholesale market, summarized by the
                                        underlying commodities.

Realized and Mark-to-Market             Marketing and trading gross margin,
Components                              before income taxes, for generation
                                        sales other than native load and for
                                        sales and purchases of electricity and
                                        other commodities by the company in the
                                        wholesale market, summarized by the
                                        period of delivery and whether the
                                        margin is realized or mark-to-market.
                                        Realized margins relate to commodities
                                        that have been delivered. Mark-to-market margins relate to commodities that have delivery dates in future periods.

Mark-To-Market                          Adjustments to revenues or costs to
                                        recognize value of sales and purchase
                                        contracts, for which the commodities are scheduled for delivery in a future period, at current forward wholesale prices.

Megawatt (MW)                           One million watts.

Megawatt-hour (MWh)                     A unit of energy equivalent to 1,000
                                        kilowatt-hours.
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Prior Period Mark-To-Market (Gains)     The reversal of the gross margin related
Losses on Contracts Delivered During    to mark-to-market transactions entered
Current Period                          into in prior periods for which the
                                        commodities were delivered in the
                                        current period. Realization of
                                        prior-period mark-to-market relates to
                                        cash flow recognition, not revenue
                                        recognition or earnings recognition,
                                        because in accordance with
                                        mark-to-market accounting, the margin
                                        was already recorded in the prior
                                        period. A negative amount shown in this
                                        category represents the arithmetic
                                        opposite of a gain recognized in the
                                        period in which the commodities were
                                        delivered; an equal positive amount is
                                        reflected in the realized revenue or
                                        margin for delivered commodities. A
                                        positive amount shown in this category
                                        represents the arithmetic opposite of a
                                        loss recognized in the period in which
                                        the commodities were delivered; an equal negative amount is reflected in the realized revenue or margin for delivered commodities.

Purchased Power - Firm Load             Power purchased from wholesale market
                                        sources used to serve regulated retail
                                        demand and traditional wholesale
                                        contracts. Measured in gigawatt-hours.

Purchased Power - Marketing and         Power purchased from wholesale market
Trading                                 sources used to serve marketing and
                                        trading sales not served by
                                        company-owned generation. Measured in
                                        gigawatt-hours.

Realized Margin on Delivered            Marketing and trading gross margin
Commodities                             related to electricity and other
                                        commodities that were delivered in the
                                        then-current period.

Retail Customer Growth                  Percentage growth over the prior year in
                                        the number of retail customers.

Retail Electricity Usage                Total retail sales for a period divided
                                        by the average retail customers for the
                                        same period. Measured in kilowatt-hours
                                        per average customer.

Retail Load Hedge Management            Wholesale sales to liquidate electricity
                                        purchases originally intended to meet
                                        firm load during peak times, which
                                        purchases were not needed ultimately for firm load. These sales are made to other electric companies, power marketers, or public entities for the purpose of resale. Measured in gigawatt-hours.

Retail Sales                            Sales of electricity made directly to
                                        retail customers or ultimate customers.
                                        Residential retail sales are sales to
                                        households. Business retail sales
                                        include commercial, industrial,
                                        irrigation, and streetlighting sales.
                                        Measured in gigawatt-hours.
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System Peak Demand                      The demand for electricity during the
                                        one hour of highest use each month.
                                        Measured in megawatts.

Traditional Contracts                   Wholesale sales resulting from unique
                                        cost-based, long-term contracts held by
                                        the company with various entities for
                                        the supply of electricity at agreed-upon prices.

Weather Normalized                      Adjusted to exclude the effects of
                                        abnormal weather patterns.